UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 26, 2026

Catalyst Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-40893	86-2411762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

235 N. Court Street, Opelousas, Louisiana	70570
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 948-3033

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLST	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 Other Events

On June 26, 2026, Catalyst Bancorp, Inc. (“Catalyst”), the parent company for Catalyst Bank, and Lakeside Bancshares, Inc. (“Lakeside”), the parent company for Lakeside Bank, issued a joint press release announcing that Lakeside shareholders have approved the pending merger with Catalyst and all required regulatory approvals have been obtained with respect to the previously announced mergers (the “Mergers”) of Lakeside with and into Catalyst and Lakeside Bank with and into Catalyst Bank, with Catalyst and Catalyst Bank continuing as the surviving entities, pursuant to the Agreement and Plan of Share Exchange and Merger (the “Merger Agreement”), dated as of April 7, 2026, by and among Catalyst, Catalyst Bank, Lakeside and Lakeside Bank.

All required regulatory approvals to complete the Mergers have now been received.  The Mergers are expected to close on or about July 14, 2026, subject to the satisfaction or waiver of the remaining closing conditions set forth in the Merger Agreement.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report contains, and the officers and directors of Catalyst and its subsidiary may from time to time make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties.

Catalyst cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed Mergers, including future financial and operating results; statements about Catalyst’s plans, objectives, expectations and intentions; statements about the expected timing of completion of the proposed Mergers; and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the risk that a condition to closing may not be satisfied; (ii) the timing to consummate the proposed Mergers; (iii) the risk that the businesses will not be integrated successfully; (iv) the risk that the cost savings and any other synergies from the proposed Mergers may not be fully realized or may take longer to realize than expected; (v) disruption from the proposed Mergers making it more difficult to maintain relationships with customers, employees or vendors; (vi) the diversion of management time on issues related to the Mergers; and (vii) other factors which Catalyst discusses or refers to in its reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) and other subsequent filings with the SEC, which are available on Catalyst’s website or at the SEC’s website at www.sec.gov.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. Any forward-looking statement speaks only as of the date on which it is made, and except as required by law, Catalyst expressly disclaims any obligation to update its forward-looking statements whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Catalyst or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included herein:

Exhibit Number	Description
99.1	Press Release, dated June 26, 2026
104	Cover Page Interactive Data File. Embedded within the Inline XBRL document.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BANCORP, INC.

Date:	June 26, 2026	By:	/s/ Joseph B. Zanco
Joseph B. Zanco
President and Chief Executive Officer

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